Exhibit 99.2

Strategic Hotels & Resorts, Inc.
Supplemental Financial Information
December 31, 2014

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	December 31, 2014

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	December 31, 2014

CORPORATE INFORMATION
The Company
Strategic Hotels & Resorts, Inc. is an industry-leading owner and asset manager of high-end hotels and resorts. We own interests in or lease a quality portfolio of upper upscale and luxury hotels and resorts in desirable United States and European locations. Our portfolio, as of February 23, 2015, is currently made up of 18 properties totaling 8,325 rooms including the Montage Laguna Beach resort, which was acquired on January 29, 2015. We own interests in or lease unique hotels with complex operations, sophisticated customers and multiple revenue streams. Our properties include large convention hotels, business hotels and resorts, which are managed by internationally recognized hotel management companies.
We believe our asset management expertise is what truly distinguishes us. Asset management is our focus, our core competency, and our competitive advantage. Our business is driven by our team’s depth of knowledge and hands-on expertise in every aspect of the lodging industry. While our focus is to drive top line revenues, we importantly focus on every component of bottom line profitability. We use our experience to make selective, value added acquisitions and recycle capital through thoughtful and planned dispositions. Simply put, we are utilizing our expert management skills in building a great hotel company which we believe will provide attractive returns for our shareholders.
Strategic Hotels & Resorts, Inc. is a real estate investment trust (REIT) and is traded on the New York Stock Exchange under the symbol BEE.
Fiscal Year End:
December 31
Number of Full-Time Equivalent Employees:
35
Corporate Headquarters:
200 West Madison Street, Suite 1700
Chicago, IL 60606
(312) 658-5000
Company Contacts:
Diane M. Morefield
Executive Vice President, Chief Financial Officer
(312) 658-5000
Jonathan P. Stanner
Senior Vice President, Capital Markets, Acquisitions and Treasurer
(312) 658-5000

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	December 31, 2014

Board of Directors
Raymond L. Gellein, Jr.
Chairman of the Board, Chief Executive Officer and President
Sheli Z. Rosenberg
Lead Independent Director
Robert P. Bowen
Director and Chairman of the Audit Committee
James A. Jeffs
Director and Chairman of the Compensation Committee
William A. Prezant
Director and Chairman of the Corporate Governance and Nominating Committee

David W. Johnson
Director
Richard D. Kincaid
Director
Sir David M.C. Michels
Director
Eugene F. Reilly
Director

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	December 31, 2014

Officers
Raymond L. Gellein, Jr.
Chief Executive Officer and President
Diane M. Morefield
Executive Vice President, Chief Financial Officer (Principal Financial and Accounting Officer)
Richard J. Moreau
Executive Vice President, Chief Operating Officer
Paula C. Maggio
Executive Vice President, Secretary & General Counsel
John K.T. Barrett
Senior Vice President, Asset Management
Thomas G. Healy
Senior Vice President, Asset Management
David R. Hogin, Jr.
Senior Vice President, Asset Management
Robert T. McAllister
Senior Vice President, Tax
Patricia A. Needham
Senior Vice President, Assistant Secretary
Eric D. Hassberger
Senior Vice President, Asset Management and Acquisitions
Jonathan P. Stanner
Senior Vice President, Capital Markets, Acquisitions and Treasurer
Gregory A. Brenner
Vice President, Controller
James L. Porter
Vice President, Internal Audit
George T. Stowers
Vice President, Design and Construction

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	December 31, 2014

Equity Research Coverage

Firm	Analyst	Telephone

Bank of America Merrill Lynch	Andrew Didora	(646) 855-2924

Deutsche Bank North America	Chris Woronka	(212) 250-4486

Green Street Advisors	Lukas Hartwich	(949) 640-8780

Evercore ISI	Rich Hightower	(212) 752-0886

JMP Securities	Robert LaFleur	(415) 835-8944

J.P. Morgan Securities	Jonathan Mohraz	(212) 622-1111

MLV & Co	Ryan Meliker	(212) 542-5872

Raymond James & Associates	William Crow	(727) 567-2594

Wells Fargo Securities, LLC	Jeffrey Donnelly	(617) 603-4262

Credit Suisse	Ian Weissman	(212) 538-6889

RBC Capital Markets	Wes Golladay	(440) 715-2650
Strategic Hotels & Resorts, Inc. is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding Strategic Hotels & Resorts, Inc.'s performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of Strategic Hotels & Resorts, Inc. or its management. Strategic Hotels & Resorts, Inc. does not by its reference here imply its endorsement of, or concurrence with, such information, conclusions or recommendations.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	December 31, 2014

Financial Highlights
Supplemental Financial Data
(in thousands, except per share information)

	December 31, 2014
	Pro Rata Share	Consolidated
Capitalization
Shares of common stock outstanding	267,436	267,436
Operating partnership units outstanding	794	794
Restricted stock units outstanding	2,030	2,030
Combined shares and units outstanding	270,260	270,260
Common stock price at end of period	$13.23	$13.23
Common equity capitalization	$3,575,540	$3,575,540
Preferred stock redemption liability	90,384	90,384
Consolidated debt	1,706,401	1,706,401
Pro rata share of consolidated debt	(151,750)	—
Cash and cash equivalents	(442,613)	(442,613)
Total enterprise value	$4,777,962	$4,929,712
Net Debt / Total Enterprise Value	25.2%	27.5%
Common Equity / Total Enterprise Value	74.8%	72.5%

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three Months and Years Ended December 31, 2014 and 2013
Consolidated Statements of Operations
(in thousands, except per share data)

	Three Months Ended December 31,		Years Ended December 31,
	2014	2013	2014	2013
Revenues:
Rooms	$154,862	$119,894	$582,969	$479,734
Food and beverage	118,936	78,433	385,623	287,557
Other hotel operating revenue	37,679	32,107	115,084	91,355
Lease revenue	1,524	1,385	5,406	5,161
Total revenues	313,001	231,819	1,089,082	863,807
Operating Costs and Expenses:
Rooms	45,084	34,655	168,256	138,946
Food and beverage	85,317	58,141	277,962	221,388
Other departmental expenses	75,762	54,423	270,219	213,714
Management fees	11,342	7,167	36,331	25,000
Other hotel expenses	17,810	14,627	67,058	58,435
Lease expense	1,140	1,234	4,873	4,818
Depreciation and amortization	36,493	23,207	119,688	96,712
Impairment losses and other charges	—	—	—	728
Corporate expenses	7,102	7,013	26,898	25,176
Total operating costs and expenses	280,050	200,467	971,285	784,917
Operating income	32,951	31,352	117,797	78,890
Interest expense	(22,414)	(18,839)	(82,119)	(77,189)
Interest income	146	12	269	53
Loss on early extinguishment of debt	(2,010)	—	(2,619)	—
Equity in (losses) earnings of unconsolidated affiliates	(30)	(265)	5,237	2,987
Foreign currency exchange (loss) gain	(41)	16	(116)	42
Gain on consolidation of affiliates	20	—	143,471	—
Other (expenses) income, net	(130)	(359)	952	(314)
Income before income taxes and discontinued operations	8,492	11,917	182,872	4,469
Income tax expense	(584)	(86)	(1,200)	(156)
Income from continuing operations	7,908	11,831	181,672	4,313
Income from discontinued operations, net of tax	276	3,834	159,378	5,574
Net Income	8,184	15,665	341,050	9,887
Net income attributable to the noncontrolling interests in SHR's operating partnership	(24)	(60)	(1,221)	(38)
Net (income) loss attributable to the noncontrolling interests in consolidated affiliates	(1,458)	(6,341)	4,654	1,126
Net Income Attributable to SHR	6,702	9,264	344,483	10,975
Preferred shareholder dividends	(5,289)	(6,041)	(24,084)	(24,166)
Net Income (Loss) Attributable to SHR Common Shareholders	$1,413	$3,223	$320,399	$(13,191)
Basic Income (Loss) Per Common Share:
Income (loss) from continuing operations attributable to SHR common shareholders	$0.01	$—	$0.69	$(0.09)
Income from discontinued operations attributable to SHR common shareholders	—	0.02	0.68	0.03
Net income (loss) attributable to SHR common shareholders	$0.01	$0.02	$1.37	$(0.06)
Weighted average shares of common stock outstanding	254,813	206,814	233,528	206,334
Diluted Income (Loss) Per Common Share:
Income (loss) from continuing operations attributable to SHR common shareholders	$0.01	$—	$0.65	$(0.09)
Income from discontinued operations attributable to SHR common shareholders	—	0.02	0.65	0.03
Net income (loss) attributable to SHR common shareholders	$0.01	$0.02	$1.30	$(0.06)
Weighted average shares of common stock outstanding	256,104	206,814	243,558	206,334

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	December 31, 2014 and December 31, 2013
Consolidated Balance Sheets
(in thousands, except share data)

	December 31,
	2014	2013
Assets
Investment in hotel properties, net	$2,828,400	$1,795,338
Goodwill	38,128	38,128
Intangible assets, net of accumulated amortization of $7,288 and $11,753	94,324	29,502
Assets held for sale	—	135,901
Investment in unconsolidated affiliates	22,850	104,973
Cash and cash equivalents	442,613	73,655
Restricted cash and cash equivalents	81,510	75,916
Accounts receivable, net of allowance for doubtful accounts of $492 and $606	51,382	39,660
Deferred financing costs, net of accumulated amortization of $7,814 and $12,354	11,440	8,478
Deferred tax assets	1,729	—
Prepaid expenses and other assets	46,781	35,600
Total assets	$3,619,157	$2,337,151
Liabilities, Noncontrolling Interests and Equity
Liabilities:
Mortgages and other debt payable, net of discount	$1,705,778	$1,163,696
Bank credit facility	—	110,000
Liabilities of assets held for sale	—	17,027
Accounts payable and accrued expenses	224,505	189,889
Preferred stock redemption liability	90,384	—
Distributions payable	104	—
Deferred tax liabilities	46,137	46,137
Total liabilities	2,066,908	1,526,749
Commitments and contingencies
Noncontrolling interests in SHR’s operating partnership	10,500	7,534
Equity:
SHR’s shareholders’ equity:
8.50% Series A Cumulative Redeemable Preferred Stock ($0.01 par value per share; 0 and 4,148,141 shares issued and outstanding; liquidation preference $25.00 per share plus accrued distributions and $0 and $103,704 in the aggregate)	—	99,995
8.25% Series B Cumulative Redeemable Preferred Stock ($0.01 par value per share; 3,615,375 shares issued and outstanding; liquidation preference $25.00 per share plus accrued distributions and $90,488 and $90,384 in the aggregate)	—	87,064
8.25% Series C Cumulative Redeemable Preferred Stock ($0.01 par value per share; 0 and 3,827,727 shares issued and outstanding; liquidation preference $25.00 per share plus accrued distributions and $0 and $95,693 in the aggregate)	—	92,489
Common stock ($0.01 par value per share; 350,000,000 shares of common stock authorized; 267,435,799 and 205,582,838 shares of common stock issued and outstanding)	2,674	2,056
Additional paid-in capital	2,348,284	1,705,306
Accumulated deficit	(890,469)	(1,234,952)
Accumulated other comprehensive loss	(13,032)	(41,445)
Total SHR’s shareholders’ equity	1,447,457	710,513
Noncontrolling interests in consolidated affiliates	94,292	92,355
Total equity	1,541,749	802,868
Total liabilities, noncontrolling interests and equity	$3,619,157	$2,337,151

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three Months and Years Ended December 31, 2014 and 2013

Discontinued Operations
The results of operations of hotels sold are classified as discontinued operations and segregated in the consolidated statements of operations for all periods presented. The following hotels were sold during the year ended December 31, 2014:

Hotel	Location	Date Sold	Sales Proceeds		Gain on sale
Four Seasons Punta Mita Resort and La Solana land parcel	Punta Mita, Mexico	February 28, 2014	$206,867,000		$63,879,000
Marriott London Grosvenor Square	London, England	March 31, 2014	$209,407,000	(a)	$92,889,000

(a)
There was an outstanding balance of £67,301,000 ($112,150,000) on the mortgage loan secured by the Marriott London Grosvenor Square hotel, which was repaid at the time of closing. The net proceeds we received were $97,257,000.

The following is a summary of income from discontinued operations for the three months and years ended December 31, 2014 and 2013 (in thousands):

	Three Months Ended December 31,		Years Ended December 31,
	2014	2013	2014	2013
Hotel operating revenues	$—	$22,918	$17,767	$74,170
Operating costs and expenses	—	15,154	11,485	51,295
Depreciation and amortization	—	2,352	1,275	9,306
Total operating costs and expenses	—	17,506	12,760	60,601
Operating income	—	5,412	5,007	13,569
Interest expense	—	(1,566)	(1,326)	(7,087)
Interest income	—	2	2	6
Loss on early extinguishment of debt	—	—	(272)	—
Foreign currency exchange (loss) gain	—	(150)	32	1
Other income, net	—	375	—	375
Income tax expense	—	(239)	(833)	(1,290)
Gain on sale, net of tax	276	—	156,768	—
Income from discontinued operations, net of tax	$276	$3,834	$159,378	$5,574

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three Months and Years Ended December 31, 2014 and 2013

Investments in Unconsolidated Affiliates
(in thousands)
We had a 36.4% equity ownership interest in the Hotel del Coronado that we accounted for using the equity method of accounting until we acquired the remaining 63.6% equity ownership interest not previously owned by us on June 11, 2014. We had a 50.0% equity ownership interest in the Fairmont Scottsdale Princess hotel that we accounted for using the equity method of accounting until we acquired the remaining 50.0% equity ownership interest not previously owned by us on March 31, 2014. For purposes of this analysis, the operating results reflect the 36.4% equity ownership interest we held in the Hotel del Coronado prior to June 11, 2014 and the 50.0% equity ownership interest we held in the Fairmont Scottsdale Princess hotel prior to March 31, 2014.

	Three Months Ended December 31, 2014			Three Months Ended December 31, 2013
	Hotel del Coronado	Fairmont Scottsdale Princess	Total	Hotel del Coronado	Fairmont Scottsdale Princess	Total
Total revenues (100%)	$—	$—	$—	$33,115	$23,634	$56,749
Property EBITDA (100%)	$—	$—	$—	$8,668	$4,111	$12,779
Equity in (losses) earnings of unconsolidated affiliates (SHR ownership)
Property EBITDA	$—	$—	$—	$3,153	$2,056	$5,209
Depreciation and amortization	—	—	—	(1,917)	(1,565)	(3,482)
Interest expense	—	—	—	(1,941)	(193)	(2,134)
Other expenses, net	—	—	—	(14)	(23)	(37)
Income taxes	—	—	—	85	—	85
Equity in (losses) earnings of unconsolidated affiliates	$—	$—	$—	$(634)	$275	$(359)
EBITDA Contribution:
Equity in (losses) earnings of unconsolidated affiliates	$—	$—	$—	$(634)	$275	$(359)
Depreciation and amortization	—	—	—	1,917	1,565	3,482
Interest expense	—	—	—	1,941	193	2,134
Income taxes	—	—	—	(85)	—	(85)
EBITDA Contribution	$—	$—	$—	$3,139	$2,033	$5,172
FFO Contribution:
Equity in (losses) earnings of unconsolidated affiliates	$—	$—	$—	$(634)	$275	$(359)
Depreciation and amortization	—	—	—	1,917	1,565	3,482
FFO Contribution	$—	$—	$—	$1,283	$1,840	$3,123

	Year Ended December 31, 2014			Year Ended December 31, 2013
	Hotel del Coronado	Fairmont Scottsdale Princess	Total	Hotel del Coronado	Fairmont Scottsdale Princess	Total
Total revenues (100%)	$67,863	$35,006	$102,869	$148,482	$93,133	$241,615
Property EBITDA (100%)	$20,761	$13,191	$33,952	$47,155	$18,883	$66,038
Equity in earnings of unconsolidated affiliates (SHR ownership)
Property EBITDA	$7,426	$6,595	$14,021	$17,152	$9,442	$26,594
Depreciation and amortization	(3,526)	(1,551)	(5,077)	(7,564)	(6,570)	(14,134)
Interest expense	(3,418)	(168)	(3,586)	(8,325)	(778)	(9,103)
Other expenses, net	(25)	(30)	(55)	(242)	(58)	(300)
Income taxes	143	—	143	(191)	—	(191)
Equity in earnings of unconsolidated affiliates	$600	$4,846	$5,446	$830	$2,036	$2,866
EBITDA Contribution
Equity in earnings of unconsolidated affiliates	$600	$4,846	$5,446	$830	$2,036	$2,866
Depreciation and amortization	3,526	1,551	5,077	7,564	6,570	14,134
Interest expense	3,418	168	3,586	8,325	778	9,103
Income taxes	(143)	—	(143)	191	—	191
EBITDA Contribution	$7,401	$6,565	$13,966	$16,910	$9,384	$26,294
FFO Contribution
Equity in earnings of unconsolidated affiliates	$600	$4,846	$5,446	$830	$2,036	$2,866
Depreciation and amortization	3,526	1,551	5,077	7,564	6,570	14,134
FFO Contribution	$4,126	$6,397	$10,523	$8,394	$8,606	$17,000

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three Months and Years Ended December 31, 2014 and 2013

Leasehold Information
(in thousands)

	Three Months Ended December 31,		Years Ended December 31,
	2014	2013	2014	2013
Marriott Hamburg:
Property EBITDA	$1,573	$1,741	$6,529	$6,298
Revenue (a)	$1,524	$1,385	$5,406	$5,161

Lease expense	(1,140)	(1,234)	(4,873)	(4,818)
Less: Deferred gain on sale-leaseback	(48)	(53)	(207)	(207)
Adjusted lease expense	(1,188)	(1,287)	(5,080)	(5,025)

Comparable EBITDA contribution from leasehold	$336	$98	$326	$136

Security Deposit (b):	December 31, 2014	December 31, 2013
Marriott Hamburg	$2,299	$2,611

(a)	For the three months and years ended December 31, 2014 and 2013, Revenue for the Marriott Hamburg hotel represents lease revenue.

(b)	The security deposit is recorded in prepaid expenses and other assets on the consolidated balance sheets.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	December 31, 2014

Non-GAAP Financial Measures
We present five non-GAAP financial measures that we believe are useful to management and investors as key measures of our operating performance: Funds from Operations (FFO); FFO—Fully Diluted; Comparable FFO; Earnings Before Interest Expense, Taxes, Depreciation and Amortization (EBITDA); and Comparable EBITDA.
EBITDA represents net income (or loss) attributable to SHR common shareholders excluding: (i) interest expense, (ii) income taxes, including deferred income tax benefits and expenses applicable to our foreign subsidiaries and income taxes applicable to sale of assets; (iii) depreciation and amortization; and (iv) preferred stock dividends. EBITDA also excludes interest expense, income taxes and depreciation and amortization of our unconsolidated affiliates. EBITDA is presented on a full participation basis, which means we have assumed conversion of all redeemable noncontrolling interests of our operating partnership into our common stock. We believe this treatment of noncontrolling interests provides useful information for management and our investors and appropriately considers our current capital structure. We also present Comparable EBITDA, which eliminates the effect of realizing deferred gains on our sale leasebacks, as well as the effect of gains or losses on sales of assets, early extinguishment of debt, impairment losses, foreign currency exchange gains or losses and certain other charges that are highly variable from year to year. We believe EBITDA and Comparable EBITDA are useful to management and investors in evaluating our operating performance because they provide management and investors with an indication of our ability to incur and service debt, to satisfy general operating expenses, to make capital expenditures and to fund other cash needs or reinvest cash into our business. We also believe they help management and investors meaningfully evaluate and compare the results of our operations from period to period by removing the impact of our asset base (primarily depreciation and amortization) from our operating results. Our management also uses EBITDA and Comparable EBITDA as measures in determining the value of acquisitions and dispositions.
We compute FFO in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT. NAREIT adopted a definition of FFO in order to promote an industry-wide standard measure of REIT operating performance. NAREIT defines FFO as net income (or loss) (computed in accordance with GAAP) excluding losses or gains from sales of depreciable property, impairment of depreciable real estate, real estate-related depreciation and amortization, and our portion of these items related to unconsolidated affiliates. We also present FFO—Fully Diluted, which is FFO plus income or loss on income attributable to redeemable noncontrolling interests in our operating partnership. We also present Comparable FFO, which is FFO—Fully Diluted excluding the impact of any gains or losses on early extinguishment of debt, impairment losses on non-depreciable assets, foreign currency exchange gains or losses and certain other charges that are highly variable from year to year. We believe that the presentation of FFO, FFO—Fully Diluted and Comparable FFO provides useful information to management and investors regarding our results of operations because they are measures of our ability to fund capital expenditures and expand our business. In addition, FFO is widely used in the real estate industry to measure operating performance without regard to items such as depreciation and amortization. We also present Comparable FFO per diluted share as a non-GAAP measure of our performance. We calculate Comparable FFO per diluted share for a given operating period as our Comparable FFO (as defined above) divided by the weighted average of fully diluted shares outstanding, excluding shares related to the JW Marriott Essex House Hotel put option. Dilutive securities may include shares granted under share-based compensation plans and operating partnership units. No effect is shown for securities that are anti-dilutive.
We caution investors that amounts presented in accordance with our definitions of FFO, FFO—Fully Diluted, Comparable FFO, EBITDA, and Comparable EBITDA may not be comparable to similar measures disclosed by other companies, since not all companies calculate these non-GAAP measures in the same manner. FFO, FFO—Fully Diluted, Comparable FFO, EBITDA, and Comparable EBITDA should not be considered as an alternative measure of our net income (or loss) or operating performance. FFO, FFO—Fully Diluted, Comparable FFO, EBITDA, and Comparable EBITDA may include funds that may not be available for our discretionary use due to functional requirements to conserve funds for capital expenditures and property acquisitions and other commitments and uncertainties. Although we believe that FFO, FFO—Fully Diluted, Comparable FFO, EBITDA, and Comparable EBITDA can enhance your understanding of our financial condition and results of operations, these non-GAAP financial measures, when viewed individually, are not necessarily a better indicator of any trend as compared to comparable GAAP measures such as net income (or loss) attributable to SHR common shareholders. In addition, you should be aware that adverse economic and market conditions might negatively impact our cash flow. We have provided a quantitative reconciliation of FFO, FFO—Fully Diluted, Comparable FFO, EBITDA, and Comparable EBITDA to the most directly comparable GAAP financial performance measure, which is net income (or loss) attributable to SHR common shareholders.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three Months and Years Ended December 31, 2014 and 2013

Reconciliation of Net Income (Loss) Attributable to SHR Common Shareholders to EBITDA and Comparable EBITDA
(in thousands)

	Three Months Ended December 31,		Years Ended December 31,
	2014	2013	2014	2013
Net income (loss) attributable to SHR common shareholders	$1,413	$3,223	$320,399	$(13,191)
Depreciation and amortization—continuing operations	36,493	23,207	119,688	96,712
Depreciation and amortization—discontinued operations	—	2,352	1,275	9,306
Interest expense—continuing operations	22,414	18,839	82,119	77,189
Interest expense—discontinued operations	—	1,566	1,326	7,087
Income taxes—continuing operations	584	86	1,200	156
Income taxes—discontinued operations	—	239	833	1,290
Income taxes—sale of assets	—	—	20,451	—
Noncontrolling interests	24	60	1,221	38
Adjustments from consolidated affiliates	(4,072)	(3,589)	(15,756)	(14,604)
Adjustments from unconsolidated affiliates	(13)	5,553	8,419	23,489
Preferred shareholder dividends	5,289	6,041	24,084	24,166
EBITDA	62,132	57,577	565,259	211,638
Realized portion of deferred gain on sale-leaseback	(48)	(53)	(207)	(207)
Loss (gain) on sale of assets—continuing operations	—	430	(729)	1,185
Gain on sale of assets—discontinued operations	(276)	—	(177,219)	—
Gain on consolidation of affiliates	(20)	—	(143,471)	—
Impairment losses and other charges	—	—	—	728
Loss on early extinguishment of debt—continuing operations	2,010	—	2,619	—
Loss on early extinguishment of debt—discontinued operations	—	—	272	—
Foreign currency exchange loss (gain)—continuing operations (a)	41	(16)	116	(42)
Foreign currency exchange loss (gain)—discontinued operations (a)	—	150	(32)	(1)
Non-cash interest rate derivative activity	91	—	218	—
Amortization of below market hotel management agreement	582	—	1,203	—
Activist shareholder costs	(1)	342	1,636	342
Hotel acquisitions costs	182	—	182	—
Adjustments from consolidated affiliates	(985)	(85)	(881)	(455)
Comparable EBITDA	$63,708	$58,345	$248,966	$213,188

(a)	Foreign currency exchange gains or losses applicable to certain balance sheet items held by foreign subsidiaries.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three Months and Years Ended December 31, 2014 and 2013

Reconciliation of Net Income (Loss) Attributable to SHR Common Shareholders to
Funds From Operations (FFO), FFO—Fully Diluted and Comparable FFO
(in thousands, except per share data)

	Three Months Ended December 31,		Years Ended December 31,
	2014	2013	2014	2013
Net income (loss) attributable to SHR common shareholders	$1,413	$3,223	$320,399	$(13,191)
Depreciation and amortization—continuing operations	36,493	23,207	119,688	96,712
Depreciation and amortization—discontinued operations	—	2,352	1,275	9,306
Corporate depreciation	(125)	(125)	(495)	(508)
Loss (gain) on sale of assets—continuing operations	—	430	(729)	1,185
Gain on sale of assets, net of tax—discontinued operations	(276)	—	(156,768)	—
Gain on consolidation of affiliates	(20)	—	(143,471)	—
Realized portion of deferred gain on sale-leaseback	(48)	(53)	(207)	(207)
Noncontrolling interests adjustments	(100)	(123)	(398)	(400)
Adjustments from consolidated affiliates	(2,216)	(1,813)	(8,188)	(7,378)
Adjustments from unconsolidated affiliates	—	3,482	5,077	14,135
FFO	35,121	30,580	136,183	99,654
Redeemable noncontrolling interests	124	183	1,619	438
FFO—Fully Diluted	35,245	30,763	137,802	100,092
Impairment losses and other charges	—	—	—	728
Non-cash interest rate derivative activity—continuing operations	3,204	(2,355)	6,335	(9,228)
Non-cash interest rate derivative activity—discontinued operations	—	(141)	—	(2,389)
Loss on early extinguishment of debt—continuing operations	2,010	—	2,619	—
Loss on early extinguishment of debt—discontinued operations	—	—	272	—
Foreign currency exchange loss (gain)—continuing operations (a)	41	(16)	116	(42)
Foreign currency exchange loss (gain)—discontinued operations (a)	—	150	(32)	(1)
Amortization of debt discount	623	—	1,869	—
Amortization of below market hotel management agreement	582	—	1,203	—
Activist shareholder costs	(1)	342	1,636	342
Hotel acquisition costs	182	—	182	—
Excess of redemption liability over carrying amount of redeemed preferred stock	3,321	—	10,233	—
Adjustments from consolidated affiliates	(985)	—	(985)	—
Comparable FFO	$44,222	$28,743	$161,250	$89,502
Comparable FFO per fully diluted share	$0.17	$0.14	$0.68	$0.43
Weighted average diluted shares (b)	257,334	209,800	236,092	209,328

(a)	Foreign currency exchange gains or losses applicable to certain balance sheet items held by foreign subsidiaries.

(b)	Excludes shares related to the JW Marriott Essex House Hotel put option.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	December 31, 2014

Debt Summary
(dollars in thousands)

Debt	Interest Rate	Spread (a)	Loan Amount	Maturity (b)
Fairmont Scottsdale Princess (c)	0.53%	36 bp	$117,000	April 2015
Westin St. Francis	6.09%	Fixed	209,588	June 2017
Fairmont Chicago	6.09%	Fixed	93,124	June 2017
Hyatt Regency La Jolla (d)	4.50% / 10.00%	400 bp / Fixed	89,247	December 2017
Hotel del Coronado (e)	3.82%	365 bp	475,000	March 2018
Bank credit facility (f)	2.17%	200 bp	—	April 2019
Four Seasons Washington, D.C. (g)	2.42%	225 bp	120,000	June 2019
JW Marriott Essex House Hotel (h)	3.12%	295 bp	225,000	January 2020
Loews Santa Monica Beach Hotel (i)	2.72%	255 bp	120,000	May 2021
InterContinental Chicago	5.61%	Fixed	142,442	August 2021
InterContinental Miami (j)	3.99%	Fixed	115,000	September 2024
			1,706,401
Unamortized discount (c)			(623)
			$1,705,778

(a)	Spread over LIBOR (0.17% at December 31, 2014). See (d) below for interest on the Hyatt Regency La Jolla loan.

(b)	Includes extension options.

(c)
On March 31, 2014, we acquired the remaining 50.0% equity interest in the Fairmont Scottsdale Princess hotel, resulting in the Fairmont Scottsdale Princess hotel becoming wholly-owned by us. In connection with the acquisition, we consolidated the Fairmont Scottsdale Princess hotel and became fully obligated under the entire mortgage loan secured by the Fairmont Scottsdale Princess hotel. We recorded the mortgage loan at its fair value, which included a debt discount, which is being amortized as additional interest expense over the maturity period of the loan. We are evaluating financing alternatives given the impending maturity date.

(d)
Interest on $72,000,000 of the total principal amount is paid monthly at an annual rate of LIBOR plus 4.00%, subject to a 0.50% LIBOR floor, and interest on $17,247,000 of the total principal amount is paid monthly at an annual fixed rate of 10.00%.

(e)
On June 11, 2014, we acquired the remaining 63.6% equity interest in the Hotel del Coronado, resulting in the Hotel del Coronado becoming wholly-owned by us. In connection with the acquisition, we consolidated the Hotel del Coronado and became fully obligated under the entire outstanding balance of the mortgage and mezzanine loans secured by the Hotel del Coronado.

(f)	On April 25, 2014, we entered into a new $300,000,000 secured bank credit facility, which replaced the previous secured bank credit facility.

(g)	On June 30, 2014, we refinanced the loan secured by the Four Seasons Washington, D.C. hotel and entered into a new $120,000,000 limited recourse loan agreement.

(h)	On December 30, 2014, we refinanced the mortgage loan secured by the JW Marriott Essex House Hotel and entered into a new $225,000,000 limited recourse loan agreement.

(i)	On May 29, 2014, we refinanced the loan secured by the Loews Santa Monica Beach Hotel and entered into a new $120,000,000 limited recourse loan agreement.

(j)
On July 7, 2014, we paid off the outstanding balance on the prior mortgage loan secured by the InterContinental Miami hotel. We entered into a new $115,000,000 loan secured by the InterContinental Miami hotel on August 29, 2014.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	December 31, 2014

Debt Summary (Continued)
(in thousands)
Future scheduled debt principal payments (including extension options) are as follows:

Years ending December 31,	Amount
2015	$118,796
2016	2,031
2017	394,131
2018	477,299
2019	122,433
Thereafter	591,711
1,706,401
Unamortized discount	(623)
$1,705,778

Percent of fixed rate debt	33.8%
Weighted average interest rate (k)	3.98%
Weighted average maturity of fixed rate debt (debt with maturity of greater than one year)	4.91

 (k) Excludes the amortization of deferred financing costs.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	December 31, 2014

Portfolio Data
Portfolio at December 31, 2014
(dollars in thousands)

Hotel	Location	Number of Rooms	% of Total Rooms	4th QTR 2014 Property EBITDA	% of 4th QTR 2014 Property EBITDA
United States:
Westin St. Francis	San Francisco, CA	1,195	15%	$12,235	16%
InterContinental Chicago	Chicago, IL	792	10%	5,983	8%
Hotel del Coronado (a)	Coronado, CA	757	9%	7,639	10%
Fairmont Chicago	Chicago, IL	687	9%	4,761	6%
Fairmont Scottsdale Princess (b)	Scottsdale, AZ	649	8%	5,844	8%
InterContinental Miami	Miami, FL	641	8%	4,651	6%
JW Marriott Essex House Hotel (c)	New York, NY	510	6%	12,651	17%
Hyatt Regency La Jolla (d)	La Jolla, CA	417	5%	1,039	1%
Ritz-Carlton Laguna Niguel	Dana Point, CA	396	5%	4,531	6%
Marriott Lincolnshire Resort	Lincolnshire, IL	389	5%	958	1%
Loews Santa Monica Beach Hotel	Santa Monica, CA	347	5%	2,706	4%
Ritz-Carlton Half Moon Bay	Half Moon Bay, CA	261	3%	3,976	5%
Four Seasons Washington, D.C.	Washington, D.C.	222	3%	5,011	7%
Four Seasons Resort Scottsdale at Troon North (e)	Scottsdale, AZ	210	3%	171	—%
Four Seasons Silicon Valley	East Palo Alto, CA	200	2%	2,921	4%
Four Seasons Jackson Hole	Teton Village, WY	124	2%	665	1%
Total United States		7,797	98%	75,742	100%
European:
Marriott Hamburg (f)	Hamburg, Germany	278	2%	N/A	N/A
		8,075	100%	75,742	100%

(a)
Prior to June 11, 2014, we accounted for our 36.4% ownership interest in this hotel using the equity method of accounting. On June 11, 2014, we acquired the remaining 63.6% ownership interest in this hotel and began consolidating the operations of this hotel.

(b)
Prior to March 31, 2014, we accounted for our 50.0% ownership interest in this hotel using the equity method of accounting. On March 31, 2014 we acquired the remaining 50.0% ownership interest in this hotel and began consolidating the operations of this hotel.

(c)
We own a 51.0% controlling interest in the entity that owns the JW Marriott Essex House Hotel and consolidate this hotel for reporting purposes. Fourth quarter results include a payment pursuant to the JW Marriott Essex House Hotel NOI guarantee of $5.8 million.

(d)	We own a 53.5% controlling interest in the entity that owns the Hyatt Regency La Jolla hotel and consolidate this hotel for reporting purposes.

(e)
On December 9, 2014, we purchased the Four Seasons Resort Scottsdale at Troon North. We have included the results of this hotel in the percentage of Property EBITDA and quarterly Property EBITDA calculation above only for our period of ownership.

(f)	We sublease this property and have not included it in the percentage of Property EBITDA calculation.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Four Quarters Ended December 31, 2014
Seasonality by Geographic Region
(dollars in thousands)

The Total United States portfolio is derived from our hotel portfolio at December 31, 2014, consisting of all properties located in the United States, and 100% of the operations of the Hotel del Coronado and the Fairmont Scottsdale Princess hotel. We have one acquisition property, the Four Seasons Resort Scottsdale at Troon North, which was acquired on December 9, 2014. Fourth quarter and year end results include payments pursuant to the JW Marriott Essex House Hotel NOI guarantee of $5.8 million and $12.8 million in 2014 and 2013, respectively.

Total United States Hotels (as of December 31, 2014)
Acquisition property revenues - 1 Property and 210 Rooms
Same store property revenues - 15 Properties and 7,587 Rooms

	Three Months Ended
	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014	Total
Acquisition property revenues (a)	$—	$—	$—	$2,539	$2,539
Acquisition property revenues (b)	6,209	12,281	6,180	10,113	34,783
Same store property revenues	262,402	308,648	303,878	308,938	1,183,866
Total pro forma revenues	$268,611	$320,929	$310,058	$321,590	$1,221,188
Total property seasonality %	22.0%	26.3%	25.4%	26.3%	100.0%

(a) Acquisition property revenues for our period of ownership
(b) Acquisition property revenues prior to our period of ownership

Supplemental Financial Information
Three Months and Years Ended December 31, 2014 and 2013

Operating Statistics by Geographic Region
The Same Store United States portfolio is derived from our hotel portfolio at December 31, 2014, consisting of all properties located in the United States, including 100% of the operations of the Hotel del Coronado and the Fairmont Scottsdale Princess hotel but excluding the Four Seasons Scottsdale Resort at Troon North for the three months and years ended December 31, 2014 and 2013.
Same Store United States Hotels (as of December 31, 2014)
15 Properties
7,587 Rooms

	Three Months Ended December 31,				Years Ended December 31,
	2014	2013	Change		2014	2013	Change
ADR	$302.34	$285.47	5.9%		$300.00	$284.32	5.5%
Average Occupancy	72.8%	71.8%	1.0	pts	75.4%	74.8%	0.6	pts
RevPAR	$220.03	$205.08	7.3%		$226.13	$212.73	6.3%
Total RevPAR	$442.54	$411.53	7.5%		$427.55	$397.01	7.7%
Property EBITDA Margin	24.5%	25.9%	(1.4)	pts	25.1%	24.4%	0.7	pts

Same Store United States Hotels - Adjusted (a) (as of December 31, 2014)
15 Properties
7,587 Rooms

	Three Months Ended December 31,				Years Ended December 31,
	2014	2013	Change		2014	2013	Change
ADR	$302.34	$285.47	5.9%		$300.00	$284.32	5.5%
Average Occupancy	72.8%	71.8%	1.0	pts	75.4%	74.8%	0.6	pts
RevPAR	$220.03	$205.08	7.3%		$226.13	$212.73	6.3%
Total RevPAR	$420.42	$393.23	6.9%		$421.38	$392.40	7.4%
Property EBITDA Margin	24.0%	22.4%	1.6	pts	25.1%	23.5%	1.6	pts

(a) Total RevPAR and EBITDA Margin statistics have been modified to take into account certain adjustments, including those related to the adoption of the Uniform System of Accounts for the Lodging Industry, Eleventh Revised Edition (the "USALI Eleventh Revised Edition"). Both metrics exclude payments recognized pursuant to the JW Marriott Essex House NOI guarantee of $5.8 million and $12.8 million in the three months and years ended December 31, 2014 and 2013, respectively. EBITDA margins also exclude amortization of the below market hotel management agreement related to the Hotel del Coronado of $0.6 million and $1.2 million for the three months and year ended December 31, 2014, respectively.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three Months and Years Ended December 31, 2014 and 2013

Selected Financial and Operating Information by Property
(in thousands, except operating information)
The following tables present selected financial and operating information by property for the three and months and years ended December 31, 2014 and 2013. Property EBITDA reflects property net operating income or loss plus depreciation and amortization. The following financial and operating information is unadjusted for changes resulting from the adoption of the USALI Eleventh Revised Edition in 2014. The information in the following tables includes (i) payments recognized pursuant to the JW Marriott Essex House NOI guarantee of $5.8 million and $12.8 million in the three months and years ended December 31, 2014 and 2013, respectively and (ii) amortization of the below market hotel management agreement related to the Hotel del Coronado of $0.6 million and $1.2 million for the three months and year ended December 31, 2014, respectively.

	Three Months Ended December 31,				Years Ended December 31,
UNITED STATES HOTELS:	2014	2013	Change		2014	2013	Change
FAIRMONT CHICAGO
Selected Financial Information:
Total revenues	$20,037	$14,681	36.5%		$64,753	$59,245	9.3%
Property EBITDA	$4,761	$2,788	70.8%		$13,854	$12,601	9.9%
Selected Operating Information:
Rooms	687	687	—		687	687	—
Average occupancy	65.5%	62.5%	3.0	pts	66.4%	69.3%	(2.9)	pts
ADR	$240.87	$221.62	8.7%		$224.89	$213.71	5.2%
RevPAR	$157.68	$138.53	13.8%		$149.27	$148.11	0.8%
Total RevPAR	$317.01	$232.29	36.5%		$258.23	$236.27	9.3%

FAIRMONT SCOTTSDALE PRINCESS
Selected Financial Information (Amounts below are 100% of operations, of which SHR owns 100% and 50% as of December 31, 2014 and 2013, respectively):
Total revenues	$30,656	$23,634	29.7%		$107,474	$93,133	15.4%
Property EBITDA	$5,844	$4,111	42.2%		$25,087	$18,883	32.9%
Selected Operating Information:
Rooms	649	649	—		649	649	—
Average occupancy	73.6%	68.8%	4.8	pts	73.3%	70.4%	2.9	pts
ADR	$253.93	$241.33	5.2%		$250.14	$237.72	5.2%
RevPAR	$186.91	$166.07	12.5%		$183.38	$167.27	9.6%
Total RevPAR	$513.43	$395.83	29.7%		$453.70	$393.16	15.4%

FOUR SEASONS JACKSON HOLE
Selected Financial Information:
Total revenues	$8,308	$7,393	12.4%		$43,408	$40,698	6.7%
Property EBITDA	$665	$496	34.1%		$9,072	$8,476	7.0%
Selected Operating Information:
Rooms	124	124	—		124	124	—
Average occupancy	40.1%	38.8%	1.3	pts	59.7%	59.0%	0.7	pts
ADR	$621.23	$578.68	7.4%		$644.10	$614.39	4.8%
RevPAR	$249.19	$224.51	11.0%		$384.45	$362.55	6.0%
Total RevPAR	$728.27	$648.09	12.4%		$959.08	$899.21	6.7%

FOUR SEASONS SCOTTSDALE RESORT AT TROON NORTH
No table has been provided since we did not own the property for the entire periods presented.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three Months and Years Ended December 31, 2014 and 2013

	Three Months Ended December 31,				Years Ended December 31,
	2014	2013	Change		2014	2013	Change
FOUR SEASONS SILICON VALLEY
Selected Financial Information:
Total revenues	$10,064	$9,711	3.6%		$38,428	$36,040	6.6%
Property EBITDA	$2,921	$2,414	21.0%		$9,865	$8,143	21.1%
Selected Operating Information:
Rooms	200	200	—		200	200	—
Average occupancy	70.3%	72.2%	(1.9)	pts	74.5%	79.0%	(4.5)	pts
ADR	$432.34	$368.84	17.2%		$404.95	$341.43	18.6%
RevPAR	$304.09	$266.30	14.2%		$301.80	$269.74	11.9%
Total RevPAR	$546.97	$527.78	3.6%		$526.41	$493.70	6.6%

FOUR SEASONS WASHINGTON, D.C.
Selected Financial Information:
Total revenues	$20,300	$19,930	1.9%		$71,362	$68,756	3.8%
Property EBITDA	$5,011	$5,258	(4.7)%		$16,272	$16,324	(0.3)%
Selected Operating Information:
Rooms	222	222	—		222	222	—
Average occupancy	68.4%	72.1%	(3.7)	pts	72.6%	72.1%	0.5	pts
ADR	$688.25	$633.26	8.7%		$592.42	$577.88	2.5%
RevPAR	$470.93	$456.62	3.1%		$429.78	$416.63	3.2%
Total RevPAR	$993.92	$975.80	1.9%		$880.68	$848.53	3.8%

HOTEL DEL CORONADO
Selected Financial Information (Amounts below are 100% of operations, of which SHR owns 100% and 36.4% as of December 31, 2014 and 2013, respectively):
Total revenues	$33,672	$33,115	1.7%		$162,479	$148,482	9.4%
Property EBITDA	$7,639	$8,668	(11.9)%		$49,947	$47,155	5.9%
Selected Operating Information:
Rooms	757	757	—		757	757	—
Average occupancy	55.7%	53.8%	1.9	pts	64.2%	66.1%	(1.9)	pts
ADR	$384.27	$355.15	8.2%		$424.07	$384.11	10.4%
RevPAR	$214.05	$190.92	12.1%		$272.23	$253.88	7.2%
Total RevPAR	$483.48	$475.49	1.7%		$588.04	$537.38	9.4%

HYATT REGENCY LA JOLLA
Selected Financial Information:
Total revenues	$8,529	$8,473	0.7%		$34,250	$34,147	0.3%
Property EBITDA	$1,039	$1,501	(30.8)%		$4,417	$6,589	(33.0)%
Selected Operating Information:
Rooms	417	419	(2)		417	419	(2)
Average occupancy	69.8%	68.5%	1.3	pts	68.6%	73.3%	(4.7)	pts
ADR	$159.04	$160.87	(1.1)%		$173.08	$169.33	2.2%
RevPAR	$110.99	$110.17	0.7%		$118.66	$124.15	(4.4)%
Total RevPAR	$222.31	$219.81	1.1%		$224.76	$223.28	0.7%

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three Months and Years Ended December 31, 2014 and 2013

	Three Months Ended December 31,				Years Ended December 31,
	2014	2013	Change		2014	2013	Change
INTERCONTINENTAL CHICAGO
Selected Financial Information:
Total revenues	$20,367	$20,232	0.7%		$76,900	$76,822	0.1%
Property EBITDA	$5,983	$5,583	7.2%		$19,264	$18,966	1.6%
Selected Operating Information:
Rooms	792	792	—		792	792	—
Average occupancy	83.8%	84.4%	(0.6)	pts	80.8%	79.4%	1.4	pts
ADR	$195.07	$192.90	1.1%		$193.11	$196.08	(1.5)%
RevPAR	$163.42	$162.81	0.4%		$156.03	$155.68	0.2%
Total RevPAR	$279.52	$277.67	0.7%		$266.02	$265.75	0.1%

INTERCONTINENTAL MIAMI
Selected Financial Information:
Total revenues	$17,244	$16,412	5.1%		$70,243	$63,713	10.2%
Property EBITDA	$4,651	$4,088	13.8%		$19,607	$17,333	13.1%
Selected Operating Information:
Rooms	641	641	—		641	641	—
Average occupancy	81.7%	79.7%	2.0	pts	84.5%	80.7%	3.8	pts
ADR	$196.28	$191.11	2.7%		$196.44	$189.11	3.9%
RevPAR	$160.39	$152.24	5.4%		$165.92	$152.68	8.7%
Total RevPAR	$292.41	$278.29	5.1%		$300.23	$272.32	10.2%

JW MARRIOTT ESSEX HOUSE HOTEL
Selected Financial Information:
Total revenues	$35,573	$39,259	(9.4)%		$100,052	$98,944	1.1%
Property EBITDA	$12,651	$19,483	(35.1)%		$21,797	$24,505	(11.1)%
Selected Operating Information:
Rooms	510	510	—		510	510	—
Average occupancy	83.2%	83.8%	(0.6)	pts	82.5%	81.2%	1.3	pts
ADR	$521.73	$519.88	0.4%		$447.38	$441.95	1.2%
RevPAR	$433.90	$435.82	(0.4)%		$368.99	$358.74	2.9%
Total RevPAR	$756.69	$835.08	(9.4)%		$536.43	$526.30	1.9%

LOEWS SANTA MONICA BEACH HOTEL
Selected Financial Information:
Total revenues	$11,521	$12,464	(7.6)%		$55,991	$53,642	4.4%
Property EBITDA	$2,706	$3,111	(13.0)%		$17,082	$15,531	10.0%
Selected Operating Information:
Rooms	347	342	5		347	342	5
Average occupancy	73.1%	79.0%	(5.9)	pts	83.9%	85.1%	(1.2)	pts
ADR	$339.90	$319.74	6.3%		$371.24	$343.20	8.2%
RevPAR	$248.42	$252.71	(1.7)%		$311.60	$291.99	6.7%
Total RevPAR	$360.88	$396.15	(8.9)%		$445.14	$429.72	3.6%

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three Months and Years Ended December 31, 2014 and 2013

	Three Months Ended December 31,				Years Ended December 31,
	2014	2013	Change		2014	2013	Change
MARRIOTT LINCOLNSHIRE RESORT
Selected Financial Information:
Total revenues	$9,988	$8,671	15.2%		$35,019	$32,279	8.5%
Property EBITDA	$958	$599	59.9%		$2,683	$1,590	68.7%
Selected Operating Information:
Rooms	389	389	—		389	389	—
Average occupancy	56.5%	52.3%	4.2	pts	60.5%	52.6%	7.9	pts
ADR	$137.90	$128.37	7.4%		$134.95	$131.47	2.6%
RevPAR	$77.85	$67.17	15.9%		$81.70	$69.14	18.2%
Total RevPAR	$279.07	$242.28	15.2%		$246.64	$225.49	9.4%

RITZ-CARLTON HALF MOON BAY
Selected Financial Information:
Total revenues	$17,964	$16,119	11.4%		$67,482	$62,092	8.7%
Property EBITDA	$3,976	$3,184	24.9%		$14,298	$11,962	19.5%
Selected Operating Information:
Rooms	261	261	—		261	261	—
Average occupancy	65.8%	66.3%	(0.5)	pts	69.4%	68.1%	1.3	pts
ADR	$466.49	$435.80	7.0%		$438.11	$417.81	4.9%
RevPAR	$307.01	$288.70	6.3%		$303.83	$284.46	6.8%
Total RevPAR	$748.11	$671.28	11.4%		$708.36	$651.78	8.7%

RITZ-CARLTON LAGUNA NIGUEL
Selected Financial Information:
Total revenues	$21,966	$16,191	35.7%		$93,930	$83,129	13.0%
Property EBITDA	$4,531	$2,429	86.5%		$29,780	$23,333	27.6%
Selected Operating Information:
Rooms	396	396	—		396	396	—
Average occupancy	60.7%	53.9%	6.8	pts	69.3%	67.0%	2.3	pts
ADR	$385.16	$350.82	9.8%		$420.85	$398.30	5.7%
RevPAR	$233.80	$189.22	23.6%		$291.82	$266.82	9.4%
Total RevPAR	$602.93	$444.41	35.7%		$649.85	$575.13	13.0%

WESTIN ST. FRANCIS
Selected Financial Information:
Total revenues	$42,751	$40,890	4.6%		$162,094	$149,059	8.7%
Property EBITDA	$12,235	$10,524	16.3%		$44,024	$37,313	18.0%
Selected Operating Information:
Rooms	1,195	1,195	—		1,195	1,195	—
Average occupancy	87.2%	88.6%	(1.4)	pts	87.6%	87.4%	0.2	pts
ADR	$280.42	$252.54	11.0%		$269.68	$245.48	9.9%
RevPAR	$244.51	$223.69	9.3%		$236.25	$214.52	10.1%
Total RevPAR	$388.85	$371.93	4.5%		$371.63	$341.74	8.7%

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three Months and Years Ended December 31, 2014 and 2013

	Three Months Ended December 31,				Years Ended December 31,
	2014	2013	Change		2014	2013	Change
EUROPEAN HOTEL:
MARRIOTT HAMBURG
Selected Financial Information:
Total revenues	$5,683	$6,023	(5.6)%		$23,347	$22,255	4.9%
Property EBITDA	$1,573	$1,741	(9.6)%		$6,529	$6,298	3.7%
Selected Operating Information:
Rooms	278	278	—		278	278	—
Average occupancy	84.9%	84.0%	0.9	pts	85.8%	83.5%	2.3	pts
ADR	$195.09	$196.14	(0.5)%		$200.85	$191.41	4.9%
RevPAR	$165.70	$164.69	0.6%		$172.23	$159.81	7.8%
Total RevPAR	$222.20	$235.48	(5.6)%		$230.08	$219.32	4.9%

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three Months and Years Ended December 31, 2014 and 2013

Reconciliation of Property EBITDA to EBITDA
(in thousands)

	Three Months Ended December 31,				Years Ended December 31,
	2014		2013		2014		2013
Hotel	Property EBITDA	EBITDA	Property EBITDA	EBITDA	Property EBITDA	EBITDA	Property EBITDA	EBITDA
Fairmont Chicago	$4,761	$4,761	$2,788	$2,788	$13,854	$13,854	$12,601	$12,601
Fairmont Scottsdale Princess (a)	5,844	5,844	4,111	—	25,087	11,897	18,883	—
Four Seasons Jackson Hole	665	665	496	496	9,072	9,072	8,476	8,476
Four Seasons Scottsdale Resort at Troon North (b)	—	171	—	—	—	171	—	—
Four Seasons Silicon Valley	2,921	2,921	2,414	2,414	9,865	9,865	8,143	8,143
Four Seasons Washington, D.C.	5,011	5,011	5,258	5,258	16,272	16,272	16,324	16,324
Hotel del Coronado (a)	7,639	7,639	8,668	—	49,947	29,186	47,155	—
Hyatt Regency La Jolla	1,039	1,039	1,501	1,501	4,417	4,417	6,589	6,589
InterContinental Chicago	5,983	5,983	5,583	5,583	19,264	19,264	18,966	18,966
InterContinental Miami	4,651	4,651	4,088	4,088	19,607	19,607	17,333	17,333
JW Marriott Essex House Hotel	12,651	12,651	19,483	19,483	21,797	21,797	24,505	24,505
Loews Santa Monica Beach Hotel	2,706	2,706	3,111	3,111	17,082	17,082	15,531	15,531
Marriott Lincolnshire Resort	958	958	599	599	2,683	2,683	1,590	1,590
Ritz-Carlton Half Moon Bay	3,976	3,976	3,184	3,184	14,298	14,298	11,962	11,962
Ritz-Carlton Laguna Niguel	4,531	4,531	2,429	2,429	29,780	29,780	23,333	23,333
Westin St. Francis	12,235	12,235	10,524	10,524	44,024	44,024	37,313	37,313
Marriott Hamburg (c)	1,573	384	1,741	151	6,529	533	6,298	343
	$77,144	$76,126	$75,978	$61,609	$303,578	$263,802	$275,002	$203,009
Adjustments:
Impairment losses and other charges		—		—		—		(728)
Corporate expenses		(7,102)		(7,013)		(26,898)		(25,176)
Interest income		146		12		269		53
Loss on early extinguishment of debt		(2,010)		—		(2,619)		—
Equity in (losses) earnings of unconsolidated affiliates		(30)		(265)		5,237		2,987
Foreign currency exchange (loss) gain		(41)		16		(116)		42
Gain on consolidation of affiliate		20		—		143,471		—
Other (expenses) income, net		(130)		(359)		952		(314)
Income from discontinued operations		276		3,834		159,378		5,574
Depreciation expense—discontinued operations		—		2,352		1,275		9,306
Interest expense—discontinued operations		—		1,566		1,326		7,087
Income taxes—discontinued operations		—		239		833		1,290
Income taxes—sale of assets		—		—		20,451		—
Noncontrolling interest in consolidated affiliates		(1,458)		(6,341)		4,654		1,126
Adjustments from consolidated affiliates		(4,072)		(3,589)		(15,756)		(14,604)
Adjustments from unconsolidated affiliates		(13)		5,553		8,419		23,489
Other adjustments		420		(37)		581		(1,503)
EBITDA		$62,132		$57,577		$565,259		$211,638

(a)
On March 31, 2014, we acquired the remaining ownership interest in the Fairmont Scottsdale Princess hotel and consolidated the property. On June 11, 2014, we acquired the remaining ownership interest in the Hotel del Coronado and consolidated the property. EBITDA for the three months and year ended December 31, 2014 represents revenue and expenses generated by these properties subsequent to the consolidation of these properties. Prior to the acquisitions on March 31, 2014 and June 11, 2014, we accounted for these properties under the equity method of accounting. EBITDA related to our interest in these properties while they were accounted for under the equity method of accounting is reflected in adjustments from unconsolidated affiliates. Property EBITDA represents 100% of revenue and expenses generated by these properties.

(b)
On December 9, 2014, we purchased the Four Seasons Scottsdale Resort at Troon North. We have not included the results of these hotels in Property EBITDA for the three months and years ended December 31, 2014 and 2013 above since we did not own the property for the entire periods.

(c)
We have a leasehold interest in and sublease this property. Therefore, EBITDA represents the lease revenue less the lease expense recorded in our statements. Property EBITDA represents the revenue less expenses generated by the property.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three Months and Years Ended December 31, 2014 and 2013

Reconciliation of Property EBITDA to Comparable EBITDA
(in thousands)

	Three Months Ended December 31, 2014			Year Ended December 31, 2014
	Property EBITDA	Adjustments	Comparable EBITDA	Property EBITDA	Adjustments	Comparable EBITDA
Urban Hotels:
Fairmont Chicago	$4,761	$—	$4,761	$13,854	$—	$13,854
Four Seasons Silicon Valley	2,921	—	2,921	9,865	—	9,865
Four Seasons Washington, D.C.	5,011	—	5,011	16,272	—	16,272
Hyatt Regency La Jolla	1,039	(436)	603	4,417	(1,946)	2,471
InterContinental Chicago	5,983	—	5,983	19,264	—	19,264
InterContinental Miami	4,651	—	4,651	19,607	—	19,607
JW Marriott Essex House Hotel	12,651	(6,019)	6,632	21,797	(10,378)	11,419
Westin St. Francis	12,235	—	12,235	44,024	—	44,024
Total Urban Hotels	49,252	(6,455)	42,797	149,100	(12,324)	136,776
Resorts:
Fairmont Scottsdale Princess	5,844	—	5,844	25,087	(6,626)	18,461
Four Seasons Jackson Hole	665	—	665	9,072	—	9,072
Four Seasons Scottsdale Resort at Troon North	—	171	171	—	171	171
Hotel del Coronado	7,639	581	8,220	49,947	(12,756)	37,191
Loews Santa Monica Beach Hotel	2,706	—	2,706	17,082	—	17,082
Marriott Lincolnshire Resort	958	—	958	2,683	—	2,683
Ritz-Carlton Half Moon Bay	3,976	—	3,976	14,298	—	14,298
Ritz-Carlton Laguna Niguel	4,531	—	4,531	29,780	—	29,780
Total Resorts	26,319	752	27,071	147,949	(19,211)	128,738
European Hotel:
Marriott Hamburg	1,573	(1,237)	336	6,529	(6,203)	326
	$77,144	$(6,940)	$70,204	$303,578	$(37,738)	$265,840

	% of QTR Comparable EBITDA			% of YTD Comparable EBITDA
Urban Hotels	61%			52%
Resorts	39%			48%
Total	100%			100%

Total United States Urban Hotels (as of December 31, 2014)
8 Properties
4,664 Rooms
	Three Months Ended December 31,				Years Ended December 31,
	2014	2013	Change		2014	2013	Change
ADR	$289.11	$274.63	5.3%		$272.46	$259.43	5.0%
Average Occupancy	79.0%	79.0%	—	pts	79.3%	79.4%	(0.1)	pts
RevPAR	$228.54	$216.95	5.3%		$216.20	$206.06	4.9%
Total RevPAR	$407.44	$394.97	3.2%		$362.96	$344.13	5.5%
Property EBITDA Margin	28.2%	30.5%	(2.3)	pts	24.1%	24.2%	(0.1)	pts

Total United States Resorts (as of December 31, 2014)
8 Properties
3,133 Rooms
	Three Months Ended December 31,				Years Ended December 31,
	2014	2013	Change		2014	2013	Change
ADR	$330.47	$308.16	7.2%		$350.84	$331.20	5.9%
Average Occupancy	62.8%	60.4%	2.4	pts	69.0%	67.5%	1.5	pts
RevPAR	$207.41	$186.08	11.5%		$242.08	$223.40	8.4%
Total RevPAR	$499.04	$438.01	13.9%		$530.72	$481.56	10.2%
Property EBITDA Margin	19.4%	19.2%	0.2	pts	26.1%	24.7%	1.4	pts

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	December 31, 2014

2015 Guidance
(in millions, except per share data)

	Year Ended December 31, 2015
Operational Guidance	Low Range	High Range
Total United States and United States same store Total RevPAR growth	4.0%	6.0%
Total United States and United States same store RevPAR growth	5.0%	7.0%

	Year Ended December 31, 2015
Comparable EBITDA Guidance	Low Range	High Range
Net income attributable to common shareholders	$50.1	$70.1
Depreciation and amortization	158.9	158.9
Interest expense	93.3	93.3
Income taxes	8.1	8.1
Noncontrolling interests	0.2	0.2
Adjustments from consolidated affiliates	(12.6)	(12.6)
Preferred shareholder dividends	0.1	0.1
Realized portion of deferred gain on sale-leasebacks	(0.2)	(0.2)
Other adjustments	2.1	2.1
Comparable EBITDA	$300.0	$320.0

	Year Ended December 31, 2015
Comparable FFO Guidance	Low Range	High Range
Net income attributable to common shareholders	$50.1	$70.1
Depreciation and amortization	158.3	158.3
Realized portion of deferred gain on sale-leasebacks	(0.2)	(0.2)
Noncontrolling interests	0.2	0.2
Adjustments from consolidated affiliates	(5.9)	(5.9)
Interest rate swap OCI amortization	10.3	10.3
Other adjustments	2.7	2.7
Comparable FFO	$215.5	$235.5
Comparable FFO per diluted share	$0.77	$0.85